Related Party Disclosures (Tables)	12 Months Ended
Dec. 31, 2017
RELATED PARTY DISCLOSURES
Summary of significant related party transactions

($ millions)	2017	2016

Sales(1)	590	667

Purchases	223	152

Accounts receivable	44	61

Accounts payable and accrued liabilities	28	42

(1)

Includes sales to Parachem Chemicals Inc. of $301 million (2016 – $219 million) and UPI Inc. of nil (2016 – $226 million). The company's remaining interest in UPI Inc. was sold during the fourth quarter of 2016 and is no longer a related party. Sales to UPI Inc. up to the closing date of October 31, 2016 have been included.

Schedule of compensation of Key Management Personnel
($ millions)	2017	2016

Salaries and other short-term benefits	12	13

Pension and other post-retirement benefits	5	5

Share-based compensation	49	74

	66	92